UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2011

National CineMedia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9110 E. Nichols Ave., Suite 200

Centennial, Colorado 80112-3405

(Address of principal executive offices, including zip code)

(303) 792-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Adoption of 2011 Bonus Plan

An Annual Meeting of the stockholders of National CineMedia, Inc. (the “Company”) was held on April 26, 2011. At the Annual Meeting, stockholders approved the National CineMedia, Inc. 2011 Performance Bonus Plan (the “Bonus Plan”) for the Company’s executive officers. The Compensation Committee of the Company’s Board of Directors adopted the Bonus Plan on January 12, 2011, and the Board of Directors approved and directed that the Bonus Plan be submitted to a vote of stockholders at the Annual Meeting.

The purpose of the Bonus Plan is to create a financial incentive for executives of the Company to meet or exceed certain key internal financial performance metric targets (or budgets). All executive officers of the Company are eligible to participate in the Bonus Plan.

Under the Bonus Plan, each executive officer will have a performance bonus potential based on a specified percentage of his annual base salary at the end of the 2011 fiscal year for which a bonus is being paid (prorated in the case of an executive not employed for the full year). The performance bonus potential will vary depending on the executive officer’s title, business unit and level of responsibility. In addition to the potential performance bonus award, all officers (including the executive officers) will be eligible for a “stretch bonus” under the Bonus Plan. The stretch bonus, if any, will be payable only if the Company exceeds the Adjusted OIBDA budget and will be incremental to the performance bonus awards described above. The amount of the stretch bonus will be equal to: (i) the actual performance bonus award paid to the executive, times (ii) 50%, times (iii) the percentage that the Company’s actual Adjusted OIBDA is in excess of the budgeted Adjusted OIBDA (capped at 10%) divided by 10%.

The performance bonus awards and stretch bonus awards, if any, will be paid as soon as practicable after the fiscal 2011 annual audit is completed by the Company’s independent auditors. No executive will be eligible for a bonus award under the Bonus Plan if he or she is not employed by us on the date the bonus awards are paid unless otherwise approved by the Compensation Committee.

Awards under the Bonus Plan are based on actual future performance. As a result, the amounts that will be paid under the Bonus Plan are not currently determinable. The following table sets forth the maximum awards payable under the Bonus Plan based upon the maximum potential per the terms of the Bonus Plan and the maximum limit of 250% of each officer’s base salary in effect on January 13, 2011.

Name and Position	Maximum potential per the terms of the Performance Bonus Plan (1)	Maximum limit of 250% (2)
Kurt C. Hall President, Chief Executive Officer and Chairman	$1,125,192	$1,875,320
Clifford E. Marks President of Sales and Marketing	$1,085,007	$1,808,345
Gary W. Ferrera Executive Vice President and Chief Financial Officer	$409,658	$910,350
Ralph E. Hardy Executive Vice President and General Counsel	$316,150	$702,555
Earl B. Weihe Executive Vice President and Chief Operations Officer	$281,250	$625,000

Executive Officers as a Group	$3,217,257	$5,921,570
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	—	—

(1)	Estimated maximum performance bonus, including stretch bonus, based upon actual base salary as of January 13, 2011. Actual bonus amounts will be determined based upon base salary determined at the end of the Company’s 2011 fiscal year, subject to the 250% limit of each executive’s base salary in effect on January 13, 2011.
(2)	The amount determined as 250% of each executive’s base salary in effect on January 13, 2011.

For more information about the Bonus Plan, see the Company’s definitive proxy statement dated March 17, 2011. The above description of the Bonus Plan and such portions of the proxy statement are qualified in their entirety by reference to the Bonus Plan, a copy of which is filed as Exhibit 10.1 hereto.

Adoption of Equity Incentive Plan

Also at the Annual Meeting, stockholders approved the 2007 Equity Incentive Plan, as amended (the “Equity Incentive Plan”). The Board of Directors approved the amendment to the Equity Incentive Plan on February 22, 2011, and directed that the amendment be submitted to a vote of the stockholders at the Annual Meeting. The amendment increased the maximum number of shares of the Company’s common stock available for issuance under the Equity Incentive Plan from 7,076,000 shares to 10,076,000 shares.

For more information about the Equity Incentive Plan, see the Company’s definitive proxy statement dated March 17, 2011. The above description of the Equity Incentive Plan and such portions of the proxy statement are qualified in their entirety by reference to the Equity Incentive Plan, a copy of which is filed as Exhibit 10.2 hereto.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase (i) the total number of authorized shares of capital stock from 130,000,000 to 185,000,000 and (ii) the number of authorized shares of common stock, par value $0.01 per share, from 120,000,000 to 175,000,000.

The amendment to the Amended and Restated Certificate of Incorporation became effective upon filing with the Secretary of the State of Delaware on April 27, 2011. The amendment is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The matters that were voted upon at the Company’s Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below. Each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting was approved.

Proposal #1 Election of Class I Directors

Name	For	Withhold	Broker Non-Votes
Kurt C. Hall	47,232,367	1,612,367	2,575,365

Lawrence A. Goodman	47,625,342	1,219,392	2,575,365

Scott N. Schneider	47,973,314	871,420	2,575,365

Proposal #2 Approve the National CineMedia, Inc. 2011 Performance Bonus Plan

For	Against	Abstentions	Broker Non-Votes
48,126,241	689,935	28,558	2,575,365

Proposal #3 Approve the Certificate of Amendment of the Amended and Restated Certificate of Incorporation of National CineMedia, Inc. to Increase the Number of Authorized Shares

For	Against	Abstentions	Broker Non-Votes
47,583,332	3,823,141	13,626	—

Proposal #4 Approve an Amendment to the National CineMedia, Inc. 2007 Equity Incentive Plan to Increase the Number of Authorized Shares Thereunder

For	Against	Abstentions	Broker Non-Votes
38,548,789	10,227,900	68,045	2,575,365

Proposal #5 Consider an Advisory Vote on Executive Compensation

For	Against	Abstentions	Broker Non-Votes
45,199,077	3,634,485	11,172	2,575,365

Proposal #6 Consider an Advisory Vote on the Frequency of the Executive Compensation Advisory Vote

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
43,872,315	516	4,947,799	24,104	2,575,365

On April 26, 2011, following the Annual Meeting, the Company’s Board of Directors determined to hold an advisory vote on executive compensation annually until the next stockholder vote on the frequency of stockholder votes on executive compensation.

Proposal #7 Ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the 2011 fiscal year ending December 29, 2011

For	Against	Abstentions	Broker Non-Votes
51,383,529	25,718	10,852	—

The following directors’ terms continued after the Annual Meeting of Stockholders:

Class II directors – David R. Haas, James R. Holland, Jr., Stephen L. Lanning, and Edward H. Meyer

Class III directors – Michael L. Campbell, Gerardo I. Lopez and Lee Roy Mitchell

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation, dated as of April 26, 2011.
10.1	National CineMedia, Inc. 2011 Performance Bonus Plan.
10.2	National CineMedia, Inc. 2007 Equity Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: May 2, 2011	By:	/s/ Ralph E. Hardy
Ralph E. Hardy
Executive Vice President, General Counsel and Secretary